UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2006

OWENS MORTGAGE INVESTMENT FUND, a California Limited Partnership

(Exact name of registrant as specified in its charter)

California	000-17248	68-0023931

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2221 Olympic Boulevard
Walnut Creek, California	94595

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 935-3840

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 4.01 Changes in Registrant’s Certifying Accountant

Item 9.01 Financial Statements and Exhibits

Signatures

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

At a meeting of the Board of Directors of Owens Financial Group, Inc., the General Partner of the Registrant, held on July 5, 2006, the accounting firm of Grant Thornton LLP was dismissed as the Registrant’s independent registered public accounting firm and principal certifying accountant.

Grant Thornton LLP’s reports on the Registrant’s financial statements for the past two years ended December 31, 2005 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years ended December 31, 2005 and for the interim period ended July 5, 2006, there were no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton LLP, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such years. During the two fiscal years ended December 31, 2005 and through July 5, 2006, there were no reportable events as defined in Item 304(a) (1) (v) of Regulation S-K. The Registrant has received a letter from Grant Thornton stating that it agrees with the foregoing disclosure, which letter is filed herewith as Exhibit 16.

At a meeting of the Board of Directors of Owens Financial Group, Inc., the General Partner of the Registrant, held on July 5, 2006, the accounting firm of Moss Adams LLP was engaged by the General Partner as its independent registered public accounting firm to perform future independent audits of the Registrant. Moss Adams LLP thereby replaced Grant Thornton LLP as the Registrant’s principal certifying accountant. During the two fiscal years ended December 31, 2005 and through July 5, 2006, the Registrant did not consult with Moss Adams regarding any of the matters or events set forth in Item 304(a) (2) (i) or (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

16	Letter of concurrence from Grant Thornton LLP regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership

By: Owens Financial Group, Inc., General Partner

Dated:	July 6, 2006	By: /s/ Bryan H. Draper
Bryan H. Draper, Chief Financial Officer